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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                        --------------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Earliest Event Reported: January 22, 2003
                        Date of Report: February 7, 2003



                                 RIBAPHARM INC.
                                   ----------

             (Exact name of registrant as specified in its charter)


              Delaware                     1-31294              95-4805665
              --------                     -------              ----------
     (State or other jurisdiction of     (Commission         (I.R.S. Employer
     incorporation or organization)      file number)        Identification No.)


                               3300 Hyland Avenue
                          Costa Mesa, California 92626
               (Address of principal executive offices) (Zip code)

                                 (714) 427-6236
                            (Registrant's telephone
                          number, including area code)




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ITEM 5.    OTHER EVENTS.

Ribapharm Inc. ("Ribapharm") and ICN Pharmaceuticals, Inc. ("ICN") announced on January 22, 2003 that they settled outstanding litigation involving ICN, Ribapharm and certain of their officers and directors. Ribapharm also announced at that time that Chairman, President and Chief Executive Officer Johnson Y.N. Lau, M.D. had resigned as an officer and director of Ribapharm, that board members Kim Campbell, Arnold H. Kroll, Hans Thierstein and John Vierling, M.D. also had resigned as directors, and that Ribapharm's Senior Vice President and Chief Financial Officer, Thomas Stankovich, and Senior Vice President, General Counsel and Secretary, Roger J.Loomis, Jr. also had resigned their positions, effective immediately.

On January 23, 2003, Ribapharm announced that the following additional individuals had been elected by Roberts A. Smith, Ph.D., its sole remaining director, to serve as members of its Board of Directors, effective immediately:
Daniel J. Paracka, Santo J. Costa, Esquire, Gregory F. Boron and James J. Pieczynski, CPA. Mr. Paracka was also elected to serve as Chairman. Ribapharm also announced on January 23, 2003, the appointment of Kim D. Lamon, M.D., Ph.D., to the position of President and Chief Executive Officer and, on February 3, 2003, the appointments of William M. Comer, Jr., CPA, to the position of Chief Financial Officer, and Mel D. Deutsch, Esquire, to the position of Vice President, General Counsel and Secretary. Copies of the press releases containing these announcements are attached hereto and incorporated by reference herein as Exhibits 99.1, 99.2. and 99.3.

Effective January 27, 2003, the Amended and Restated Bylaws of Ribapharm have been amended (by action of ICN as its majority stockholder, taken on December 23, 2002) rescinding the new bylaw provision adopted by the board of directors of Ribapharm on December 13, 2002, which required notice of any action by written consent of stockholders to be made to Ribapharm at least 35 days prior to effectiveness thereof.


Item 7. Exhibits.

(c) Exhibits

Item No.                     Exhibit List

99.1                         Press Release dated January 22, 2003
99.2                         Press Release dated January 23, 2003
99.3                         Press Release dated February 3, 2003
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                                    SIGNATURE
                                    ---------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, Ribapharm Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated February 7, 2003                      RIBAPHARM INC.

                                            By:
                                            /s/ Mel D. Deutsch
                                            ------------------------------------
                                            Mel D. Deutsch
                                            Vice President, General Counsel and
                                            Secretary